EXHIBIT 10.14(e)

                         DIELECTRIC POLYMERS, INC.
              218 RACE STREET, HOLYOKE, MASSACHUSETTS  01040
                               413-532-3288
                             FAX 413-533-9316



July 31, 1996





Mr. Daniel C. Moriarity
President
Holyoke Supply Company, Inc.
P.O. Box 789
218 Race Street
Holyoke, MA  01040

Dear Dan,

Pursuant to Article II, Section 2 of the Indenture of Lease dated November 1, 1984, as extended by an Extension of Lease dated May 30, 1986, a Second Extension of Lease dated as of May 30, 1991, an Amendment to Second Extension of Lease dated May 19, 1994, and a 1995 Extension to Amendment to Second Extension of Lease effective May 19, 1995, between Holyoke Supply Company, Inc. ("Landlord") and Dielectric Polymers, Inc. ("Tenant"), the Tenant hereby notifies the Landlord that the Tenant is exercising its right and option to extend said lease Indenture for a term of six (6) months expiring May 31, 1997.

Please acknowledge your receipt of this notice by signing the enclosed copy of this letter and returning it to the undersigned.

Very truly yours,

DIELECTRIC POLYMERS, INC.



Joseph E. Melenkivitz
Controller
                                          Receipt of notice acknowledged

                                          HOLYOKE SUPPLY COMPANY, INC.



                                          Daniel C. Moriarity
                                          President




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